                                                                   Exhibit 10.21

                               FIRST AMENDMENT TO
               PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS


        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("First Amendment") is made as of this ___ day of December, 1998, by and between MARTIN/CROSSMAN, LLC, a California limited liability company ("Seller"), and NETWORK APPLIANCE, INC., a California corporation ("Buyer").

                                R E C I T A L S:

        This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:

        A. Seller and Buyer entered into a certain Purchase and Sale Agreement and Escrow Instructions dated July 31, 1998 (the "Agreement") (with an Effective Date of August 5, 1998) for that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, consisting of certain property commonly known as 1275 Crossman Avenue, as more particularly described therein

        B. Seller and Buyer desire to amend the Agreement upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained and other valuable consideration, the parties agree as follows:

        1. Defined Terms. Except as expressly provided in this First Amendment to the contrary, terms which are defined in the Agreement shall have the same meaning when used in this First Amendment.

        2. Section 2.2.1. Section 2.2.1 of the Agreement is hereby deleted in its entirety and the following is inserted in place thereof:

               "2.2.1 Deposit. Buyer has previously delivered to Title Company a cashier's check or wire transfer in the amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Initial Deposit"), as an earnest money deposit on account of the Purchase Price. Buyer acknowledges that the conditions precedent set forth in Sections
               4.1.1 and 4.1.2 of this Agreement have been waived or satisfied and in connection therewith: (i) Buyer delivered directly to Title Company an additional deposit in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Additional Deposit"), and (ii) the Initial Deposit and Additional Deposit became nonrefundable, except as otherwise provided for in this Agreement. Buyer hereby notifies Seller that it has waived any financing contingency. Upon full-execution of this First Amendment, Buyer shall deliver directly to Title Company a cashier's check or wire transfer as a third deposit in the amount of One Million and 00/100 Dollars ($1,000,000.00) ("Third Deposit").

               As used in this Agreement, the term "Deposit" means the Initial Deposit and the Third Deposit.

               "If the Termination Date (as defined in Section 4.1.3) occurs prior to the Closing Date, a portion of the Additional Deposit shall be released to Seller at Closing for payment of (a) one-half of the Income Loss (as defined in Section 4.1.3) due Seller by Buyer pursuant to Section 4.1.3 and incurred by Seller prior to the Closing Date, in the amount of Seventy One Thousand Four Hundred Twenty Three and 00/100 Dollars ($71,423.00) per month and (b) one-half of the attorney's fees incurred by Seller in connection with the Termination Agreement, in the amount of Three Thousand Seven Hundred Fifty and 00/100 Dollars ($3,750.00). The remaining balance of the Additional Deposit in the amount of Four Hundred Twenty Four Thousand Eight Hundred Eighteen and 00/100 Dollars ($424,818.00) shall be returned to Buyer at Closing. The balance of the Purchase Price due Seller pursuant to Sections 2.2.2 and 11.3.1 shall be reduced by the amount of Two Hundred Eighty Five Thousand Six Hundred Ninety Two and 00/100 Dollars ($285,692.00) (which is the equivalent of four months of one-half of the monthly Income Loss). Such amount represents payment by Seller to Buyer of Seller's one-half of the Income Loss to be incurred by Buyer after the Closing Date through August 31, 1999.

               "If the Termination Date occurs after the Closing Date, a portion of the Additional Deposit shall be released to Seller at Closing for payment of one-half of all reasonable attorney's fees incurred by Seller in connection with the Termination Agreement, in the amount of Three Thousand Seven Hundred Fifty and 00/100 Dollars ($3,750.00). The remaining balance of the Additional Deposit in the amount of Four Hundred Ninety Six Thousand Two Hundred Fifty and 00/100 Dollars ($496,250.00) shall be returned to Buyer at Closing. From the sale proceeds due Seller, Two Hundred Eighty Five Thousand Six Hundred Ninety Two and 00/100 Dollars ($285,692.00) (which is the equivalent of four months of one-half of the monthly Income Loss) shall remain in escrow as a hold back of the proceeds of the sale for payment by Seller of its one-half of the Income Loss incurred by Buyer for the period from the Termination Date through August 31, 1999. On the Termination Date, the Title Company shall release (i) to Buyer, the amount equal to Seventy One Thousand Four Hundred Twenty Three and 00/100 Dollars ($71,423.00) per month for the period from the Termination Date through August 31, 1999 and (ii) to Seller, the remaining balance of the sale proceeds which have been held back."

               "As security for the release of the Initial Deposit, the Additional Deposit and the Third Deposit in accordance with the Agreement, Buyer shall deposit with Seller, upon full-execution of the First Amendment, an irrevocable standby letter of credit ("L-C") in the amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00). The L-C shall be issued by a bank reasonably acceptable to Seller, shall be issued for a term of at least seven (7) months and shall be in a form and with such content reasonably acceptable to Seller. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Buyer without the prior written consent of Seller. The retention or application of the L-C, or any portion thereof, by Seller shall not prevent Seller from exercising any other right or remedy provided by this Agreement. The L-C shall be payable at sight upon presentation of a signed statement by a president or vice president of the managing member of Seller certifying that the Seller is not in default under the Agreement, that the Buyer is in default under the Agreement, and that the Initial Deposit, Additional Deposit and/or the Third Deposit have not been released to Seller by the Title Company pursuant to the terms of the Agreement. Upon release of the Initial Deposit, the Additional Deposit and the Third Deposit (either (i) in the case of the Initial Deposit and the Third Deposit as a credit against the Purchase Price on the Closing Date and in the case of the Additional Deposit as payment of Buyer's portion of Income Loss if the transaction contemplated by this Agreement is consummated, or (ii) as payment of liquidated damages to Seller if Buyer defaults hereunder or as a refund to Buyer if Seller defaults hereunder), Seller shall return the L-C to Buyer. Prior to presentment of the L-C, Seller shall provide written notice to Buyer that the Initial Deposit, the Additional Deposit and/or the Third Deposit were not released to Seller by the Title Company pursuant to the terms of this Agreement. In the event Seller draws on the L-C, Seller shall deliver to Title Company a release of any interest in the Initial Deposit and the Third Deposit. Any draw on the L-C shall be deemed for all other purposes under this Agreement to be the Deposit."

        3. Section 3.2. Section 3.2 of the Agreement is hereby deleted in its entirety and the following is inserted in place thereof to provide that both the Initial Deposit and the Third Deposit shall be treated as liquidated damages in the event of a default by Buyer:

               "BUYER ACKNOWLEDGES THAT THE CLOSING OF THE SALE OF THE PROPERTY TO BUYER, ON THE TERMS AND CONDITIONS AND WITHIN THE TIME PERIOD SET FORTH IN THIS AGREEMENT, IS MATERIAL TO SELLER. BUYER ALSO ACKNOWLEDGES THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IF SUCH TRANSACTION IS NOT SO CONSUMMATED DUE TO BUYER'S DEFAULT UNDER THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE OF THIS AGREEMENT, SELLER'S DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO COMPUTE IN LIGHT OF THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MARKET FOR REAL ESTATE AND REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY. IN LIGHT OF THE FOREGOING AND ALL OF THE OTHER FACTS AND CIRCUMSTANCES SURROUNDING THIS TRANSACTION, AND FOLLOWING NEGOTIATIONS BETWEEN THE PARTIES, BUYER AND SELLER AGREE THAT THE AMOUNT OF THE INITIAL DEPOSIT AND THIRD DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE

               DAMAGES WHICH SELLER WOULD SUFFER BY REASON OF BUYER'S DEFAULT HEREUNDER. ACCORDINGLY, BUYER AND SELLER HEREBY AGREE THAT, IN THE EVENT OF SUCH DEFAULT BY BUYER UNDER THIS AGREEMENT, SELLER MAY TERMINATE THIS AGREEMENT BY GIVING NOTICE TO BUYER AND TITLE COMPANY. IN THE EVENT OF SUCH TERMINATION, SELLER SHALL RETAIN THE INITIAL DEPOSIT AND THIRD DEPOSIT AS LIQUIDATED DAMAGES IN LIEU OF ANY OTHER CLAIM SELLER MAY HAVE AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE) ARISING BY REASON OF BUYER'S DEFAULT. THE PARTIES HAVE INITIALED THIS
               SECTION 3.2 TO ESTABLISH THEIR INTENT SO TO LIQUIDATE DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION
               3.2 SHALL BE DEEMED TO LIMIT: (i) BUYER'S OBLIGATION TO PERFORM THE "CONTINUING OBLIGATIONS" DEFINED IN SECTION 4.5 BELOW; OR
               (ii) BUYER'S INDEMNIFICATION OBLIGATIONS CONTAINED IN THIS AGREEMENT, INCLUDING THOSE CONTAINED IN SUBSECTION 4.3.3, SECTION
               9.3 and ARTICLE 12.


               Seller's                     Buyer's
               Initials: _________________  Initials: ___________________"

        4. Section 4.1.3. Section 4.1.3 of the Agreement is hereby deleted and the following is inserted in place thereof:

               "4.1.3 Termination of Existing Lease. Seller has negotiated an agreement between Seller and the current tenant of the Property, TRW, Inc., an Ohio corporation ("TRW"), providing for the termination of the lease between Seller and TRW (the "TRW Lease") to be effective as of a date not earlier than April 1, 1999 and not later than August 31, 1999 (the "Termination Date") in the form attached hereto as Exhibit F (the "Termination Agreement"). Notwithstanding anything to the contrary in this Agreement, in no event shall Buyer be obligated to release TRW, or indemnify or otherwise incur expenses or liabilities to TRW (other than the Termination Costs as defined in Section 2.2.1) in connection with the termination of the TRW Lease. In the event the Termination Date occurs before the August 31, 1999, Seller and Buyer shall share equally the loss of basic rent, additional rent, taxes, utility costs and other operating expenses relating to the Property that would have been payable by TRW to Seller under the TRW Lease through and including the Closing Date if the TRW Lease had not been terminated (collectively, "Income Loss"); provided, however, that the portion of such Income Loss to be borne by Buyer shall in no event exceed Five Hundred Thousand and 00/100 Dollars ($500,000.00). The Seller and Buyer agree that the total monthly Income Loss is equal to One Hundred Forty Two Thousand Eight Hundred Forty Six and 00/100 Dollars ($142,846.00)."

        5. Section 11.1. Section 11.1 is hereby deleted in its entirety and the following is inserted in place thereof:

               "11.1 Closing. The transaction contemplated by this Agreement shall be consummated through escrow at the office of Title Company on May 3, 1999 (the "Closing Date"). For purposes of this Agreement, the term "Closing" shall mean the consummation of the sale and conveyance of the Property to Buyer as evidenced by recordation of the Deed."

        6. Interpretation of Amendment. This First Amendment and the Agreement shall be construed as a whole in order to effectuate the intent of the parties to amend the Agreement in the manner specified in this First Amendment. All provisions of the Agreement affected by this First Amendment shall be deemed amended regardless of whether so specified in this First Amendment. Subject to the foregoing, if any provision of the Agreement conflicts with any provision of this First Amendment, the provision of this First Amendment shall control.

        7. No Further Amendment. Except as amended by this First Amendment, the Agreement shall continue in full force and effect and in accordance with its terms.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

SELLER:                                 MARTIN/CROSSMAN, LLC,
                                        a California limited liability company

                                        By: THE MARTIN GROUP OF COMPANIES, INC.,
                                            a California corporation
                                            Its: Managing Member


                                            By: ______________________________

                                            Its: _____________________________

                                            Date: ____________________________


                                            By: ______________________________

                                            Its: _____________________________

                                            Date: ____________________________


BUYER:                                  NETWORK APPLIANCE, INC.,
                                        a California corporation


                                        By: ______________________________

                                        Its: _____________________________

                                        Date: ____________________________


                                        By: ______________________________

                                        Its: _____________________________

                                        Date: ____________________________

                                    EXHIBIT F

                         TERMINATION OF LEASE AGREEMENT

        THIS TERMINATION OF LEASE AGREEMENT ("Agreement") is made and entered into this _____ day of December, 1998, by and between MARTIN/CROSSMAN, LLC, a California limited liability company ("Landlord"), and TRW, INC., an Ohio corporation ("Tenant").

                                R E C I T A L S:

        This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:

        A. Landlord's predecessor in interest and Tenant's predecessor in interest entered into that certain Indenture of Lease dated as of June 12, 1975, as amended by (i) the Extension of Lease dated June 16, 1980; (ii) the Extension of Lease dated March 20, 1985; (iii) the Lease Amendment dated August 1, 1989; and (iv) the Lease Amendment dated September 1, 1991, for certain premises located at 1275 Crossman Avenue, Sunnyvale, California (the "Premises"), as more particularly described therein.

        B. Landlord and Tenant entered into that certain Third Amendment to Lease dated July 6, 1998 (the Indenture of Lease, as amended, is hereinafter referred to as the "Lease").

        C. Landlord and Tenant desire to terminate the Lease upon the date Tenant vacates and surrenders the Premises and to release each other from their respective obligations under the Lease with respect to the Premises arising after such date, upon the terms and conditions provided herein.

        NOW, THEREFORE, in good consideration of the mutual covenants set forth below and other good and valuable consideration, the parties agree as follows:

        1. Termination of the Lease. The Lease is hereby terminated and canceled on and as of the Effective Date. The "Effective Date" shall be the date on which Tenant vacates and surrenders the Premises pursuant to the terms hereof, which date shall be no earlier than April 1, 1999 and no later than August 31, 1999. Tenant shall provide written notice to Landlord of the Effective Date on or before February 26, 1999. If Tenant fails to deliver such notice on February 26, 1999, Tenant may thereafter provide notice of the Effective Date at least thirty
(30) days on or before such Effective Date. Tenant's failure to give any notice with respect to the Effective Date shall be conclusively deemed to mean that the Effective Date shall be August 31, 1999. The rights of Tenant to occupy the Premises, and the rights of Tenant under the Lease, shall automatically and without further action on the part of Landlord terminate at 11:59 p.m. on the Effective Date. Not later than 5:00 p.m. on the Effective Date, Tenant shall surrender possession of the Premises, and shall deliver exclusive possession and occupancy thereof and all keys thereto, to Landlord. The Premises shall be surrendered in the condition required under the Lease. Tenant shall remove the personal property to which it is entitled pursuant to the provisions of the Lease before the Effective Date. Upon surrender of the Premises, as provided in this Agreement, all rent and other amounts payable by Tenant under the Lease, including, without limitation, rent and Tenant's share of taxes, utility costs and other operating expenses, shall be prorated through the Effective Date and paid by Tenant.

        2. Termination Documents from Tenant. During regular business hours, but no later than 5:00 p.m. on the Effective Date, Landlord and Tenant shall conduct an inspection of the Premises. If the condition of the Premises is reasonably satisfactory to Landlord, Tenant shall deliver to Landlord, duly executed and acknowledged and in recordable form, (i) an Acknowledgment of Termination and Surrender of all of the right, title and interest of Tenant in and to the Lease and the Premises in the form attached to this Agreement as Exhibit A; and (ii) a Quitclaim Deed and Warranty to Landlord of all of the right, title and interest of Tenant in and to the Premises and the personal property remaining on the Premises, in the form attached to this Agreement as Exhibit B.

        3. No Other Payment. No payment shall be made by or due from Landlord in connection with any of the matters which are the subject of this Agreement, other than reimbursement by Landlord of any rent or operating expenses paid by Tenant and applicable to any period after the Effective Date.

        4. Tenant's Obligations. Tenant shall pay all rents and additional rent and all other amounts of every kind and nature whatsoever payable by Tenant under the Lease and shall comply with all of Tenant's other obligations under the Lease through the Effective Date. In addition, if Tenant has not fully complied with the terms of this Agreement and the Lease on the Effective Date, then Landlord shall have the right, in its sole discretion, either to: (i) terminate the Lease as of the Effective Date and thereafter pursue all of Landlord's rights and remedies against Tenant arising out of Tenant's default under the Lease and this Agreement, or (ii) terminate this Agreement as of the Effective Date, but not the Lease, and thereafter pursue all of Landlord's rights and remedies against Tenant arising out of Tenant's default under the Lease and this Agreement.

        5. Default. A default by Tenant under this Agreement shall constitute a default under the Lease.

        6. Remedies. Tenant acknowledges and agrees that Landlord has entered into an agreement to redevelop the property within which the Premises are located. In connection with the redevelopment, it is necessary for Landlord to obtain possession of the Premises no later than the Effective Date. If Landlord is not able to obtain exclusive possession of the Premises on or before the Effective Date, then Landlord shall incur substantial damages, costs and losses. Tenant understands and agrees that Tenant's failure to deliver possession of the Premises as provided in this Agreement and to perform its other obligations under this Agreement may cause Landlord to be unable to fulfill its obligations with respect to the redevelopment, which failure would cause material damage to Landlord. Tenant also understands and agrees that Landlord is relying on Tenant's performance of the terms and conditions of the Lease and this Agreement and that Tenant's failure to strictly perform in accordance with the terms and conditions of the Lease and this Agreement may cause Landlord to be unable to fulfill its obligations with respect to the redevelopment. In accordance with the foregoing understandings, as of the Effective Date, Landlord shall have the right to prosecute any proceeding at law or equity, in the event of any default or breach of the obligations of Tenant contained in this Agreement. If Tenant does not vacate the Premises, terminate the Lease or perform Tenant's obligations under the other terms of this Agreement on the Effective Date, then in addition to all other rights and remedies of Landlord under applicable law or in equity, Landlord shall be entitled to receive from Tenant all direct and consequential damages resulting from or arising out of Tenant's failure to vacate the Premises, terminate the Lease or perform Tenant's obligations under the terms of this Agreement, including, without limitation, loss of income, damages owed to a prospective tenant, loss of prospective tenants or financing arrangements for the Premises, costs or other damages from any expiration or termination of a construction contract, lease or financing commitment related to Tenant's failure to terminate the Lease, surrender the Premises or perform Tenant's obligations under the terms of this Agreement. All rights, privileges and elections of remedies set forth in this Paragraph 6 are cumulative and not alternative to the extent permitted by law or equity.

        7. Holding Over. If Tenant remains in possession of the Premises after the Effective Date, with Landlord's consent, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' notice given at any time by either party. Tenant acknowledges that Landlord's cost of owning and carrying the Premises is substantially in excess of the rent payable by Tenant under this Lease. Accordingly, during such month-to-month tenancy the total rent payable pursuant to the terms of the Lease for the Premises shall be One Hundred Ninety Five Thousand Seventy Five and 00/100 Dollars ($195,075.00) per month. Tenant shall pay such monthly rental and all other sums required to be paid under the Lease monthly on or before the first day of each month. All other provisions of the Lease, except those pertaining to the term, shall apply to the month-to-month tenancy.

        8. Amendment to Lease. This Agreement is and shall constitute an amendment to the Lease and shall be effective as of the date of this Agreement. Except as modified hereby, all of the terms and conditions of the Lease shall remain in full force and effect.

        9. Representations and Warranties of Tenant. As a material inducement to Landlord to enter into this Agreement, Tenant represents and warrants to Landlord that, as of the date of this Agreement:

               9.1. No Defaults. The Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

               9.2. Authority. Tenant has full right, power and authority to enter into this Agreement, and has obtained all necessary consents and resolutions from its members required under the documents governing its affairs in order to consummate this transaction, and the persons executing this Agreement have been duly authorized to do so. The Agreement and the Lease are binding obligations of Tenant, enforceable in accordance with their terms.

               9.3. No Assignments. Tenant is the sole lawful tenant under the Lease, and Tenant has not sublet, assigned, conveyed, encumbered or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

        10. Release. Tenant hereby generally releases and discharges Landlord and all of its officers, directors, shareholders, agents, representatives, employees and attorneys, both present and past, of and from any and all claims, debts, liabilities, obligations, and causes of action of any kind or nature, whether known or unknown, based on, arising out of, or connected with, either directly or indirectly, any term, provision, matter, fact, event or occurrence related to or contained in the Lease, or to any landlord/tenant relationship between Tenant and Landlord. This general release shall be governed by the laws of the State of California. It is understood by the undersigned Tenant that the facts with respect to which this general release is given may hereafter turn out to be other than or different from the facts in that connection now known to it or believed by it to be true, and Tenant therefore expressly assumes the risk of the facts turning out to be so different and agrees that the foregoing general release shall be in all respects effective and not subject to termination or rescission by any such difference in facts. This general release shall bind all persons or business entities claiming any rights under or through Tenant whether as stockholders or otherwise.

        Tenant specifically waives the protections of California Civil Code
Section 1542, which reads as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Tenant specifically acknowledges Tenant's understanding and waiver, after consultation with counsel, of the foregoing provision of California Civil Code
Section 1542 and assumes the risk of the existence of any unknown or unsuspected claims.

        11. Indemnity. Tenant covenants with Landlord that Landlord shall not be liable for, and Tenant shall defend, indemnify and protect Landlord from any claim, demand, judgment, award, fine, mechanics' lien or other lien, loss, damage, expense, charge or cost of any kind or character (including actual attorney fees and court costs) arising prior to the Effective Date directly or indirectly from (i) any labor dispute involving Tenant or its contractors and agents, or (ii) the construction, repair, alteration, use, occupancy or enjoyment of the premises (collectively, "Claims"), including without limitation, Claims caused by the concurrent negligent act or omission whether active or passive of Landlord or its agents; provided, however, Tenant shall have no obligation to defend or indemnify Landlord for damage or injury occasioned by the sole negligence, willful or criminal act of Landlord or its agents.

        12. Condition Precedent. The effectiveness of this Agreement is expressly conditioned on Landlord's obtaining the consent of the mortgagee or beneficiary of any mortgage or deed of trust encumbering the Premises as of the Effective Date.

        13. Attorneys' Fees. If either party should bring an action to enforce the terms of this Agreement or declare rights under this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees, costs and expenses to be paid by the losing party in such action.

        14. Construction. Counsel for all parties have read and approved the language of this Agreement. The provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against Tenant or Landlord.

        15. Miscellaneous. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. This Agreement may not be amended, changed or waived except by a writing signed by the parties hereto, and shall be construed and enforced in accordance with the laws of the State of California. This Agreement supersedes any prior oral agreements between the parties with respect to the subject matter hereof, and the parties acknowledge that there are no oral agreements between them with regard to such subject matter. This Agreement may be executed in multiple counterparts, each of which shall be deemed a duplicate original, but all of which taken together shall constitute one and the same instrument.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first written above.


LANDLORD:                    MARTIN/CROSSMAN, LLC,
                             a California limited liability company

                             By: THE MARTIN GROUP OF COMPANIES, INC.
                                 a California corporation
                                 Its: Managing Member


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

TENANT:                      TRW, INC.,
                             an Ohio corporation

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                    EXHIBIT A

                   ACKNOWLEDGMENT OF TERMINATION AND SURRENDER



               The undersigned hereby acknowledges:

               1. The Lease dated as of June 12, 1975, as amended by (i) the Extension of Lease dated June 16, 1980; (ii) the Extension of Lease dated March 20, 1985; (iii) the Lease Amendment dated August 1, 1989; (iv) the Lease Amendment dated September 1, 1991; (v) Third Amendment to Lease dated July 6, 1998 for certain premises located at 1275 Crossman Avenue, Sunnyvale, California (the "Premises"), is terminated as of the date set forth below and is of no further force or effect with respect to the Premises.

               2. The Premises have been surrendered as of the date set forth below and exclusive occupancy thereof is hereunder being delivered to Martin/Crossman, LLC.

               3. This Acknowledgment of Termination and Surrender is dated __________ ___, 1999.


                               TRW, INC.,
                               an Ohio corporation


                               By:  ________________________________
                                      Its:  ________________________


                               By:  ________________________________
                                      Its:  ________________________

                                    EXHIBIT B

Recorded at the Request of:
Martin/Crossman, LLC

and When Recorded, Return to:
Mandel Buder & Verges
101 Vallejo Street
San Francisco, CA  94111
Attention: Scott c. Verges, Esq.


                           QUITCLAIM DEED AND WARRANTY

        For One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TRW, INC., an Ohio corporation ("Grantor") hereby quitclaims, demises and releases to MARTIN/CROSSMAN, LLC, a California limited liability company ("Grantee"), all of Grantor's right, title and interest in and to or any right, title and interest claimed by, under or through Grantor to that certain improved real property or any premises therein and any personal property located thereon commonly known as 1275 Crossman Avenue, Sunnyvale, California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference ("Property").

        Grantor represents and warrants to Grantee, its successors and assigns, that Grantor is the lawful owner of, and has not sublet, assigned or otherwise transferred, the interest of Grantor under the lease dated June 12, 1975, as modified and amended, with respect to the Property, that the interest is free of all encumbrances, that Grantor has not made, done, committed or suffered any act or thing whereby the interest, or any part thereof, now or at any time hereafter shall or may be charged or encumbered in any manner, and that Grantor warrants and will defend title and hold Grantee harmless against the claims and demands of all persons in relation to the foregoing.

        IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed and Warranty this _____ day of ____________, 1999.

                               "Grantor"

                               TRW, INC.,
                               an Ohio corporation

                               By:  ________________________________
                                      Its:  ________________________

                               By:  ________________________________
                                      Its:  ________________________

STATE OF CALIFORNIA         )
                            )
COUNTY OF _________________ )



        On this ______ day of _________________, 1998, before me,
_______________, the undersigned Notary Public, personally appeared
_________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that she/he/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS MY hand and official seal.



                                            --------------------------------
                                            Notary Public